Rule 497(d)



                                     FT 1040
                High-Yield Income Closed-End Portfolio, Series 12

                          Supplement to the Prospectus

    Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trust with respect to the Trust's Fund/SERV Units. Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

    The Fund/SERV CUSIP for the Trust is 30269Y660.


November 1, 2005